Exhibit 10.24



                             AMENDED
                      EMPLOYMENT AGREEMENT


      This Agreement, dated as of November 13, 2000, is made by and between Consolidated Freightways Corporation, and Consolidated Freightways Corporation of Delaware, Delaware corporations (hereinafter, together with any successor Corporation(s), the "Company"), and Patrick H. Blake (hereinafter "Executive").

                            Recitals

     Whereas, The Company and Executive are parties to an Employment Agreement dated as of December 8, 1998 ("Original
Agreement");

     Whereas, After the date of the Original Agreement, Executive was promoted to the position of Chief Executive Officer and is currently employed by the Company in that position;

     Whereas, the Company and Executive wish to extend the term of Executive's employment under the Original Agreement by one year and to set forth in this Amended Employment Agreement the terms and conditions under which Executive is to be employed by the Company as its Chief Executive Officer on and after the date hereof; and

     Whereas, the Company wishes to be assured that Executive will be available to the Company for three (3) additional years after December 31, 2000.

     Now, Therefore, the Company and Executive, in consideration of the mutual promises set forth herein, agree as follows:


                           Article 1.
                        Term of Agreement

     1.1 Commencement Date. Executive's employment with the Company under this Agreement commenced as of December 8, 1998 ("Commencement Date") and shall expire on December 31, 2003, unless further extended pursuant to Section 1.2 or terminated earlier pursuant to Article 6. Notwithstanding the foregoing, this Agreement shall automatically terminate upon Executive's attainment of age sixty-five (65).

     1.2 Renewal. The term of this Agreement shall be automatically renewed as of each January 1, beginning with January 1, 2002, for one (1) additional year unless either party delivers written notice to the other at least thirty (30) days prior to such December 31 of an intention to terminate this Agreement upon the then current termination date. In the event of a Change-in-Control, the term of this Agreement shall automatically be extended for one additional year.

                           Article 2.
                        Employment Duties

     2.1 Title/Responsibilities. Executive hereby accepts employment with the Company pursuant to the terms and conditions hereof. Executive agrees to serve the Company in his current position at the corporate headquarters. Executive shall report to the Board of Directors of the Company or the Chief Executive Officer of any company, or parent thereof, that may acquire the Company. Executive shall have the powers and duties commensurate with such position, including but not limited to, hiring personnel necessary to carry out the responsibilities for such position as set forth in the annual business plan approved by the Board of Directors of the Company.

     2.2 Full Time Attention. Executive shall devote his best efforts and his full business time and attention to the performance of the services customarily incident to such office and to such other services as the Board of Directors or Chief Executive Officer of an acquiring company may reasonably request, provided that Executive may also serve on the Boards of Directors of one or more other companies with the prior consent of the Board and may serve on the governing bodies of such charitable organizations as Executive determines.

     2.3 Other Activities. Except upon the prior written consent of the Board of Directors or Chief Executive Officer of an acquiring parent company, Executive shall not during the period of employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an "Affiliate"), provided that Executive may own less than two percent (2%) of the outstanding securities of any such publicly traded competing corporation.

                           Article 3.
                        Salary And Bonus

     3.1 Base Salary. Executive shall receive a base salary at an annual rate of not less than his current salary payable weekly in equal installments in accordance with the Company's normal payroll practices ("Base Salary"). The Company's Board of Directors shall provide Executive with annual performance reviews, and, thereafter, Executive shall be entitled to such increase in Base Salary as the Board of Directors or a duly authorized Committee thereof may from time to time establish in its sole discretion, which, subject to performance, shall be commensurate with the increases for the other senior executives of the Company and its Affiliates. Any increase in salary shall automatically increase the Base Salary payable by the Company.

     3.2 Incentive Bonus. The Company shall provide Executive an annual bonus plan targeting cash payment of 65% of Base Salary annually with an opportunity to earn double that amount based upon achievement by the Company against performance objectives approved by the Board of Directors or Committee thereof annually ("Target Bonus"). The Board of Directors or Committee thereof shall, in its sole discretion, determine the extent to which such performance objectives have been obtained. Objectives under which a Target Bonus will be earned shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates and substantially consistent with past practice.

     3.3 Withholdings. All compensation and benefits payable to Executive hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

                           Article 4.
                 Benefits and Other Compensation

     4.1 Vacation. Executive shall be entitled to the greater of four (4) weeks of annual paid vacation or the amount of annual paid vacation which Executive is entitled as of the date hereof or may become entitled under the terms of the current vacation policy for employees of the Company and its Affiliates, whichever is greater.

     4.2 Benefits. During the term of this Agreement, the Company shall also provide Executive with the usual health insurance benefits it generally provides to its other senior officers of the Company and its Affiliates. The Company shall provide Executive with the right to participate in and to receive benefits from life, accident, disability, medical, retirement medical, pension, supplemental retirement, 401(k), car allowance, bonus, long-term incentive, stock awards, profit-sharing and savings plans, and similar benefits made available either generally to employees of the Company or specifically to other senior executive officers of the Company and its Affiliates as such plans and benefits may be adopted by the Company. The amount of such benefits shall be substantially consistent with benefits provided to other senior executive officers of the Company and its Affiliates and past practices (excluding the extraordinary restricted stock grant). Target long-term incentives shall be at least as much as those provided in 2000, with any increase establishing a new minimum target. Any objectives under such target long-term incentives shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates.

     4.3 Business Expense Reimbursement. During the term of this Agreement, Executive shall be entitled to receive reimbursement for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder. Executive agrees to furnish to the Company adequate records and other documentary evidence of such expenses for which Executive seeks reimbursement. Such expenses shall be reimbursed and accounted for under the policies and procedures established by the Company and the Audit Committee of the Board of Directors.

                           Article 5.
                     Additional Obligations

     5.1 Non-Disclosure of Proprietary Information - Non Competition. Executive shall execute upon request the Company's standard Non-Disclosure Agreement for officers of the Company and its Affiliates in a form acceptable to the Company's counsel. In any event, Executive shall maintain the confidentiality and not use confidential information of the Company during his term of employment and for two years following termination of his employment. While employed hereunder, Executive shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliates (provided that Executive may own less than two percent (2%) of the outstanding securities of any publicly traded corporation).

     5.2 No Solicitation of Employees. As a condition of receiving benefits under this Agreement, Executive may not directly solicit employees or full-time consultants of the Company to leave during his employment with the Company or for a period of two years from the termination of employment.

     5.3 Waiver of Claims. Executive shall also waive any known or unknown claim against the Company and its Affiliates, including, if applicable, any acquiring corporation, other than those arising under the Agreement. Executive shall sign an appropriate release if so requested upon termination of employment.

     5.4 Return of Property. All documents, records, apparatus, equipment and other physical property which if furnished to or obtained by Executive in the course of his employment with the Company shall be and remain the sole property of the Company. Executive agrees that, upon the termination of his employment, he shall return all such property (whether or not it pertains to the Company's proprietary information), and agrees not to make or retain copies, reproductions or summaries of any such property.

                           Article 6.
                           Termination

     6.1 By Death. The period of employment shall terminate automatically upon the death of Executive. In such event, the Company shall pay to Executive's beneficiaries or his estate, as the case may be, any accrued Base Salary, pro-rata Target Bonus based upon performance to date of death relative to target performance, any vested deferred compensation (other than pension plan, supplemental retirement, 401(k), or profit-sharing plan benefits which will be paid in accordance with the terms of the applicable plan), any benefits under any plans of the Company in which Executive is a participant to the full extent of Executive's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Executive in connection with his duties hereunder, all to the date of termination (collectively "Accrued Compensation"), and six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter, the Company's obligations hereunder shall terminate.

     6.2 By Disability. If Executive is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 60 days in the aggregate in any 365-day period, or if a determination is made by a qualified physician selected by the Company and acceptable to Executive or Executive's representative that continued employment with the Company by Executive would jeopardize Executive's physical or mental health, then, to the extent permitted by law, the Company may terminate the employment on the 60th day of such incapacity or following such a determination by a qualified physician. In such event, the Company shall pay to Executive all Accrued Compensation, and shall pay to Executive in a lump sum a total of six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus).
Thereafter the Company's obligations hereunder shall terminate. Nothing in this Agreement shall affect Executive's rights under any disability plan in which he is an eligible participant.

     6.3 By Company for Cause. The Company may terminate Executive's employment for Cause (as defined below) without liability at any time with or without advance notice to Executive. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by Executive which was performed in bad faith and to the material detriment of the Company; (b) intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of the Board; (c) willful and habitual neglect of his duties of employment; or (d) conviction of a felony crime involving fraud or an act of dishonesty against the Company, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to Executive describing the nature of such event and Executive shall thereafter have ten (10) business days to cure such event.

     6.4 At Will. At any time, the Company may terminate Executive's employment without liability other than as set forth below, for any reason not specified in Section 6.3 above, by giving thirty (30) days advance written notice to Executive. If the Company elects to terminate Executive pursuant to this
Section 6.4, the Company shall pay to Executive all Accrued Compensation and shall pay to Executive as provided herein Executive's Base Salary, Target Bonus and continue to pay the benefits described in Section 4.2 (except as otherwise explicitly provided in this Section 6.4 and excluding any stock awards or other compensation and benefits that are awarded to senior executives after termination of employment) over the period equal to the remaining term of this Agreement, and thereafter all obligations of the Company shall terminate. Notwithstanding the preceding sentence, Executive shall receive (i) his incentive bonus as described in Section 3.2 only for the proportion of the Company's fiscal year in which termination occurs based upon the Company's year-to-date of termination against selected objectives, (ii) his long-term incentive compensation, if any, only for the proportion of the applicable period based on the Company's performance to date of termination against selected objectives, (iii) additional age and service credits under the Company's defined benefit pension plan and supplemental retirement plan for the remainder of the then current term of this Agreement as if Executive had continued to perform services for such period, and (iv) acceleration of vesting in full for all stock awards, whether stock options, restricted stock, or otherwise, then held by Executive, subject to payment of the exercise price, attainment during the term of all other requirements not related to continued employment, and satisfaction any other requirements, related to exercise or termination of stock awards following termination, as applicable. All such severance compensation amounts shall be earned and become payable in full immediately upon termination of employment. If the Company terminates this Agreement or the employment of Executive with the Company other than pursuant to
Section 6.1, 6.2 or 6.3, then this Section 6.4 shall apply.

If such termination under this Section 6.4 shall occur within twenty four (24) months following the occurrence of a Change-in-Control, Executive shall be paid upon termination in a lump sum Base Salary, Target Bonus and automobile allowance for the remainder of the term of this Agreement, plus three years of pension service and age credit. Executive's benefits under the Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for an additional three years, had continued to receive the same amount of Base Salary for that period, and continued to receive Target Bonus. In addition, Executive shall be entitled to continued coverage without premiums under the Company's health, dental and drug plan (substantially consistent with the terms thereof in effect on the date hereof) for himself and a spouse or minor dependent under the same terms as executive officers of the Company and its Affiliates until such Executive and spouse are eligible for Medicare or ten years, whichever is shorter. If Executive or his spouse is or becomes covered under the health plan of another employer, and the Company's plan shall be secondary for as long as that coverage continues. Payment under this provision for Change-in-Control shall release the Company from payment of any other benefits specified above other than Accrued Compensation, acceleration of vesting of stock-based benefits, and any other vested rights at time of termination.

     6.5 Constructive Termination. In the event that the Company changes the terms and conditions of Executive's employment with the Company such that a "Constructive Termination" has occurred, and Executive ceases performance of services for the Company thereafter, such action shall be deemed to be a termination of employment of Executive without cause pursuant to Section 6.4. For purposes of this Agreement, "Constructive Termination" shall mean (i) reduction of Executive's Base Salary and/or Target Bonus, (ii) failure to provide a package of welfare benefit plans, pension benefit plans, and fringe benefits for Executive made available generally to employees of the Company and its Affiliates and to other senior executives of the Company and its Affiliates which, taken as a whole, provide substantially similar benefits to those in which the Executive is entitled to participate immediately prior to the Commencement Date of this Agreement or in effect prior to the occurrence of a Change-in-Control, whichever is greater, or any action by the Company which would adversely affect Executive's participation, (iii) material reduction of Executive's benefits under any of such plans, (iv) change in Executive's responsibilities, authority, title, office, or reporting relationship resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by Executive, and excluding the reporting to the Chief Executive Officer of an acquiring company, (v) in the case of a Change-in-Control only, a request that Executive relocate to a worksite that is more than 15 miles from his prior worksite, unless Executive accepts such relocation opportunity, (vi) material reduction in Executives duties, (vii) failure or refusal of a successor to the Company and any parent company to assume the Company's obligations under this Agreement, as provided in Section 7.2.2, or (viii) material breach by the Company or any successor to the Company or any parent company of any of the material provisions of this Agreement.

     6.6 Change-in-Control. For purposes of this Agreement, a "Change-in-Control" shall have occurred if at any time during the term of Executive's employment hereunder, any of the following events shall occur:

          (a) The Company is merged, or consolidated, or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;

          (b) The Company sells at least fifty percent (50%) of its assets in a twelve (12) month period to any other corporation or other legal person and thereafter, less than 50% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

          (c) There is a report filed after the date of this Agreement on Schedule 13D or Schedule 14 D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 25% or more of the combined voting power of the then-outstanding voting securities of the Company;

          (d) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to item 1 of Form 8-X thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that the change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election of the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such period (an "Incumbent Director"), and any director so approved shall be treated as an Incumbent Director in the future; or

          (f)  The liquidation or dissolution of the Company.

     6.7 Excise Tax Gross-Up. In the event it shall be determined that any payment by the Company and/or its Affiliates to or for the benefit of Executive, whether paid or payable under this Agreement or otherwise, but determined without regard to any additional payments required under this Section 6.7 (a
"Payment"), would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable federal, state, or local excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in such an amount that after the payment of all taxes (including without limitation, any interest and penalties on such taxes and the excise tax) on the Payment and on the Gross-Up Payment, Executive shall retain an amount equal to the Payment minus all applicable income and employment taxes on the Payment. The intent of the parties is that the Company shall be solely responsible for, and shall pay, any Excise Tax on the Payment and Gross-Up Payment and any income, employment and other taxes (including, without limitation, penalties and interest) imposed on any Gross-Up Payment, as well as any loss of tax deduction caused by the Gross-Up Payment or applicable provisions of the Code. All determinations required to be made under this Section 6.7, including without limitation, whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by a nationally recognized accounting firm that is the Company's outside auditor at the time of such determinations, which firm must be reasonably acceptable to Executive. All fees and expenses of such accounting firm shall be borne solely by the Company.

     6.8 Termination by Executive. At any time, whether or not as a result of Executive's retirement, Executive may terminate his employment by giving thirty (30) days advance written notice to the Company. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. In the event that Executive voluntarily terminates his employment with the Company during the thirteenth calendar month beginning after the occurrence of a Change-in-Control, Executive shall also receive a total of twelve (12) months' Base Salary, Target Bonus, service and pension credits and health, dental and drug benefits as if Executive's employment had been involuntarily terminated by the Company pursuant to Section 6.4 above, except that Executive shall not be entitled to any tax "gross-up" benefits described in
Section 6.7. Executive benefits under the Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for that period.

                           Article 7.
                       General Provisions

     7.1 Governing Law. The validity, interpretation, construction and performance of this Agreement and the rights of the parties thereunder shall be interpreted and executed under Delaware law without reference to principles of conflicts of laws.

     7.2  Assignment; Successors; Binding Agreement.

          7.2.1 Executive may not assign, pledge or encumber his interest in this Agreement or any part thereof.

          7.2.2 The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law or by agreement in form and substance reasonably satisfactory to Executive, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

          7.2.3 This Agreement shall incur to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount is at such time payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legates or other designee or, if there be no such designee, to his estate.

     7.3 Attorney Fees. The Company will reimburse Executive or Executive's successor-in-interest for all reasonable attorney fees and costs associated with bringing any action under this Agreement to enforce their rights hereunder, regardless of the outcome of such proceeding, provided the court does not find the claim was brought in bad faith.

     7.4 Non-Publication. The parties mutually agree not to disclose publicly the terms of this Agreement except to the extent that disclosure is mandated by applicable law.

     7.5 No Waiver of Breach. The waiver by any party of the breach of any provision of this Agreement shall not be deemed to be a waiver of any subsequent breach. No delay in exercising any right hereunder shall be deemed to be a waiver of the party's rights hereunder.

     7.6 Notice. For the purposes of this Agreement, notices and all other communications provided for in this agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          To the Company:Consolidated Freightways Corporation
                         16400 SE CF Way
                         Vancouver, WA 98683
                         Attn: Chairman of Compensation Committee

     7.7 Modification; Waiver; Entire Agreement. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

     7.8 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     7.9 Executive Acknowledgement. Executive acknowledges (a) that he has consulted with or had had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (b) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

     7.10 Injunctive Relief. The parties agrees that the services to be rendered by Executive hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any such provisions by Executive, in addition to any other relief (including damages) available to the Company under this Agreement or under law. Both parties agree that the remedy specified in this section is not exclusive of any other remedy for the breach by Executive of the terms hereof.

     7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

     7.12 No Mitigation. The Executive shall not be required to mitigate the amount of payments hereunder by seeking other employment or otherwise, and any amount earned by Executive as a result of employment by other employer after the date of termination shall not reduce the payments hereunder.

     7.13 Indemnity. The Company and its Affiliates shall indemnify and hold Executive harmless against any loss, cost or expense arising out of or relating to the performance of his duties to the Company and its Affiliates, and shall maintain adequate liability insurance covering such Executive's acts and omissions occurring during the term of this agreement and for a period of six years thereafter.

     Executed by the parties as of the date and year first above written.

                              Consolidated Freightways Corporation


                              /s/Stephen D. Richards
                              Stephen D. Richards
                              Senior Vice President and General
                              Counsel
                              Consolidated Freightways Corporation

                              Executive:


                              /s/Patrick H. Blake
                              Patrick H. Blake
                              Chief Executive Officer
                              Consolidated Freightways Corporation




                      EMPLOYMENT AGREEMENT


      This Agreement, dated as of November 13, 2000, is made by and between Consolidated Freightways Corporation, and Consolidated Freightways Corporation of Delaware, Delaware corporations (hereinafter, together with any successor Corporation(s), the "Company"), and Patrick J. Brady (hereinafter "Executive").

                            Recitals

     Whereas, Executive is currently employed by the Company as its Senior Vice President, Sales & Marketing;

     Whereas, the Company and Executive wish to set forth in this Agreement the terms and conditions under which Executive is to be continued to be employed by the Company on and after the date hereof; and

     Whereas, the Company wishes to be assured that Executive will be available to the Company for two (2) years after December
31, 2000.

     Now, Therefore, the Company and Executive, in consideration of the mutual promises set forth herein, agree as follows:


                           Article 1.
                        Term of Agreement

     1.1 Commencement Date. Executive's employment with the Company under this Agreement shall commence as of the date of this Agreement ("Commencement Date") and shall expire on December 31, 2002, unless further extended pursuant to Section 1.2 or terminated earlier pursuant to Article 6. Notwithstanding the foregoing, this Agreement shall automatically terminate upon Executive's attainment of age sixty-five (65).

     1.2 Renewal. The term of this Agreement shall be automatically renewed as of each January 1, beginning with January 1, 2002, for one (1) additional year unless either party delivers written notice to the other at least thirty (30) days prior to such December 31 of an intention to terminate this Agreement upon the then current termination date. In the event of a Change-in-Control, the term of this Agreement shall automatically be extended for one additional year.

                           Article 2.
                        Employment Duties

     2.1 Title/Responsibilities. Executive hereby accepts employment with the Company pursuant to the terms and conditions hereof. Executive agrees to serve the Company in his current position at the corporate headquarters. Executive shall report to the Chief Executive Officer of the Company, or the senior sales and marketing executive of any company, or parent thereof, that may acquire the Company. Executive shall have the powers and duties commensurate with such position, including but not limited to, hiring personnel necessary to carry out the responsibilities for such position as set forth in the annual business plan approved by the Board of Directors of the Company.

     2.2 Full Time Attention. Executive shall devote his best efforts and his full business time and attention to the performance of the services customarily incident to such office and to such other services as the Board, the Chief Executive Officer of the company or an acquiring company or senior sales and marketing executive of an acquiring company may reasonably request, provided that Executive may also serve on the Boards of Directors of one or more other companies with the prior consent of the Board and may serve on the governing bodies of such charitable organizations as Executive determines.

     2.3 Other Activities. Except upon the prior written consent of the Board of Directors or senior sales and marketing executive of an acquiring parent company, Executive shall not during the period of employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an "Affiliate"), provided that Executive may own less than two percent (2%) of the outstanding securities of any such publicly traded competing corporation.

                           Article 3.
                        Salary And Bonus

     3.1 Base Salary. Executive shall receive a base salary at an annual rate of not less than his current salary payable weekly in equal installments in accordance with the Company's normal payroll practices ("Base Salary"). The Company's Board of Directors shall provide Executive with annual performance reviews, and, thereafter, Executive shall be entitled to such increase in Base Salary as the Board of Directors or a duly authorized Committee thereof may from time to time establish in its sole discretion, which, subject to performance, shall be commensurate with the increases for the other senior executives of the Company and its Affiliates. Any increase in salary shall automatically increase the Base Salary payable by the Company.

     3.2 Incentive Bonus. The Company shall provide Executive an annual bonus plan targeting cash payment of 50% of Base Salary annually with an opportunity to earn double that amount based upon achievement by the Company against performance objectives approved by the Board of Directors or Committee thereof annually ("Target Bonus"). The Board of Directors or Committee thereof shall, in its sole discretion, determine the extent to which such performance objectives have been obtained. Objectives under which a Target Bonus will be earned shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates and substantially consistent with past practice.

     3.3 Withholdings. All compensation and benefits payable to Executive hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

                           Article 4.
                 Benefits and Other Compensation

     4.1 Vacation. Executive shall be entitled to the greater of four (4) weeks of annual paid vacation or the amount of annual paid vacation which Executive is entitled as of the date hereof or may become entitled under the terms of the current vacation policy for employees of the Company and its Affiliates, whichever is greater.

     4.2 Benefits. During the term of this Agreement, the Company shall also provide Executive with the usual health insurance benefits it generally provides to its other senior officers of the Company and its Affiliates. The Company shall provide Executive with the right to participate in and to receive benefits from life, accident, disability, medical, retirement medical, pension, supplemental retirement, 401(k), car allowance, bonus, long-term incentive, stock awards, profit-sharing and savings plans, and similar benefits made available either generally to employees of the Company or specifically to other senior executive officers of the Company and its Affiliates as such plans and benefits may be adopted by the Company. The amount of such benefits shall be substantially consistent with benefits provided to other senior executive officers of the Company and its Affiliates and past practices (excluding the extraordinary restricted stock grant). Target long-term incentives shall be at least as much as those provided in 2000, with any increase establishing a new minimum target. Any objectives under such target long-term incentives shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates.

     4.3 Business Expense Reimbursement. During the term of this Agreement, Executive shall be entitled to receive reimbursement for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder. Executive agrees to furnish to the Company adequate records and other documentary evidence of such expenses for which Executive seeks reimbursement. Such expenses shall be reimbursed and accounted for under the policies and procedures established by the Company and the Audit Committee of the Board of Directors.

                           Article 5.
                     Additional Obligations

     5.1 Non-Disclosure of Proprietary Information - Non Competition. Executive shall execute upon request the Company's standard Non-Disclosure Agreement for officers of the Company and its Affiliates in a form acceptable to the Company's counsel. In any event, Executive shall maintain the confidentiality and not use confidential information of the Company during his term of employment and for two years following termination of his employment. While employed hereunder, Executive shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliates (provided that Executive may own less than two percent (2%) of the outstanding securities of any publicly traded corporation).

     5.2 No Solicitation of Employees. As a condition of receiving benefits under this Agreement, Executive may not directly solicit employees or full-time consultants of the Company to leave during his employment with the Company or for a period of two years from the termination of employment.

     5.3 Waiver of Claims. Executive shall also waive any known or unknown claim against the Company and its Affiliates, including, if applicable, any acquiring corporation, other than those arising under the Agreement. Executive shall sign an appropriate release if so requested upon termination of employment.

     5.4 Return of Property. All documents, records, apparatus, equipment and other physical property which if furnished to or obtained by Executive in the course of his employment with the Company shall be and remain the sole property of the Company. Executive agrees that, upon the termination of his employment, he shall return all such property (whether or not it pertains to the Company's proprietary information), and agrees not to make or retain copies, reproductions or summaries of any such property.

                           Article 6.
                           Termination

     6.1 By Death. The period of employment shall terminate automatically upon the death of Executive. In such event, the Company shall pay to Executive's beneficiaries or his estate, as the case may be, any accrued Base Salary, pro-rata Target Bonus based upon performance to date of death relative to target performance, any vested deferred compensation (other than pension plan, supplemental retirement, 401(k), or profit-sharing plan benefits which will be paid in accordance with the terms of the applicable plan), any benefits under any plans of the Company in which Executive is a participant to the full extent of Executive's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Executive in connection with his duties hereunder, all to the date of termination (collectively "Accrued Compensation"), and six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter, the Company's obligations hereunder shall terminate.

     6.2 By Disability. If Executive is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 60 days in the aggregate in any 365-day period, or if a determination is made by a qualified physician selected by the Company and acceptable to Executive or Executive's representative that continued employment with the Company by Executive would jeopardize Executive's physical or mental health, then, to the extent permitted by law, the Company may terminate the employment on the 60th day of such incapacity or following such a determination by a qualified physician. In such event, the Company shall pay to Executive all Accrued Compensation, and shall pay to Executive in a lump sum a total of six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus).
Thereafter the Company's obligations hereunder shall terminate. Nothing in this Agreement shall affect Executive's rights under any disability plan in which he is an eligible participant.

     6.3 By Company for Cause. The Company may terminate Executive's employment for Cause (as defined below) without liability at any time with or without advance notice to Executive. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by Executive which was performed in bad faith and to the material detriment of the Company; (b) intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of the Board; (c) willful and habitual neglect of his duties of employment; or (d) conviction of a felony crime involving fraud or an act of dishonesty against the Company, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to Executive describing the nature of such event and Executive shall thereafter have ten (10) business days to cure such event.

     6.4 At Will. At any time, the Company may terminate Executive's employment without liability other than as set forth below, for any reason not specified in Section 6.3 above, by giving thirty (30) days advance written notice to Executive. If the Company elects to terminate Executive pursuant to this
Section 6.4, the Company shall pay to Executive all Accrued Compensation and shall pay to Executive as provided herein Executive's Base Salary, Target Bonus and continue to pay the benefits described in Section 4.2 (except as otherwise explicitly provided in this Section 6.4 and excluding any stock awards or other compensation and benefits that are awarded to senior executives after termination of employment) over the period equal to the remaining term of this Agreement, and thereafter all obligations of the Company shall terminate. Notwithstanding the preceding sentence, Executive shall receive (i) his incentive bonus as described in Section 3.2 only for the proportion of the Company's fiscal year in which termination occurs based upon the Company's year-to-date of termination against selected objectives, (ii) his long-term incentive compensation, if any, only for the proportion of the applicable period based on the Company's performance to date of termination against selected objectives, (iii) additional age and service credits under the Company's defined benefit pension plan and supplemental retirement plan for the remainder of the then current term of this Agreement as if Executive had continued to perform services for such period, and (iv) acceleration of vesting in full for all stock awards, whether stock options, restricted stock, or otherwise, then held by Executive, subject to payment of the exercise price, attainment during the term of all other requirements not related to continued employment, and satisfaction any other requirements, related to exercise or termination of stock awards following termination, as applicable. All such severance compensation amounts shall be earned and become payable in full immediately upon termination of employment. If the Company terminates this Agreement or the employment of Executive with the Company other than pursuant to
Section 6.1, 6.2 or 6.3, then this Section 6.4 shall apply.

If such termination under this Section 6.4 shall occur within twenty four (24) months following the occurrence of a Change-in-Control, Executive shall be paid upon termination in a lump sum Base Salary, Target Bonus and automobile allowance for the remainder of the term of this Agreement, plus three years of pension service and age credit. Executive's benefits under the Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for an additional three years, had continued to receive the same amount of Base Salary for that period, and continued to receive Target Bonus. In addition, Executive shall be entitled to continued coverage without premiums under the Company's health, dental and drug plan (substantially consistent with the terms thereof in effect on the date hereof) for himself and a spouse or minor dependent under the same terms as executive officers of the Company and its Affiliates until such Executive and spouse are eligible for Medicare or ten years, whichever is shorter. If Executive or his spouse is or becomes covered under the health plan of another employer, and the Company's plan shall be secondary for as long as that coverage continues. Payment under this provision for Change-in-Control shall release the Company from payment of any other benefits specified above other than Accrued Compensation, acceleration of vesting of stock-based benefits, and any other vested rights at time of termination.

     6.5 Constructive Termination. In the event that the Company changes the terms and conditions of Executive's employment with the Company such that a "Constructive
Termination" has occurred, and Executive ceases performance of services for the Company thereafter, such action shall be deemed to be a termination of employment of Executive without cause pursuant to Section 6.4. For purposes of this Agreement, "Constructive Termination" shall mean (i) reduction of Executive's Base Salary and/or Target Bonus, (ii) failure to provide a package of welfare benefit plans, pension benefit plans, and fringe benefits for Executive made available generally to employees of the Company and its Affiliates and to other senior executives of the Company and its Affiliates which, taken as a whole, provide substantially similar benefits to those in which the Executive is entitled to participate immediately prior to the Commencement Date of this Agreement or in effect prior to the occurrence of a Change-in-Control, whichever is greater, or any action by the Company which would adversely affect
Executive's participation, (iii) material reduction of Executive's benefits under any of such plans, (iv) change in Executive's responsibilities, authority, title, office, or reporting relationship resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by Executive, and excluding the reporting to the senior sales and marketing executive of an acquiring company, (v) in the case of a Change-in-Control only, a request that Executive relocate to a worksite that is more than 15 miles from his prior worksite, unless Executive accepts such relocation opportunity, (vi) material reduction in Executives duties, (vii) failure or refusal of a successor to the Company and any parent company to assume the Company's obligations under this Agreement, as provided in
Section 7.2.2, or (viii) material breach by the Company or any successor to the Company or any parent company of any of the material provisions of this Agreement.

     6.6 Change-in-Control. For purposes of this Agreement, a "Change-in-Control" shall have occurred if at any time during the term of Executive's employment hereunder, any of the following events shall occur:

          (a) The Company is merged, or consolidated, or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;

          (b) The Company sells at least fifty percent (50%) of its assets in a twelve (12) month period to any other corporation or other legal person and thereafter, less than 50% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

          (c) There is a report filed after the date of this Agreement on Schedule 13D or Schedule 14 D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 25% or more of the combined voting power of the then-outstanding voting securities of the Company;

          (d) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to item 1 of Form 8-X thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that the change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election of the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such period (an "Incumbent Director"), and any director so approved shall be treated as an Incumbent Director in the future; or

          (f)  The liquidation or dissolution of the Company.

     6.7 Excise Tax Gross-Up. In the event it shall be determined that any payment by the Company and/or its Affiliates to or for the benefit of Executive, whether paid or payable under this Agreement or otherwise, but determined without regard to any additional payments required under this Section 6.7 (a
"Payment"), would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable federal, state, or local excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in such an amount that after the payment of all taxes (including without limitation, any interest and penalties on such taxes and the excise tax) on the Payment and on the Gross-Up Payment, Executive shall retain an amount equal to the Payment minus all applicable income and employment taxes on the Payment. The intent of the parties is that the Company shall be solely responsible for, and shall pay, any Excise Tax on the Payment and Gross-Up Payment and any income, employment and other taxes (including, without limitation, penalties and interest) imposed on any Gross-Up Payment, as well as any loss of tax deduction caused by the Gross-Up Payment or applicable provisions of the Code. All determinations required to be made under this Section 6.7, including without limitation, whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by a nationally recognized accounting firm that is the Company's outside auditor at the time of such determinations, which firm must be reasonably acceptable to Executive. All fees and expenses of such accounting firm shall be borne solely by the Company.

     6.8 Termination by Executive. At any time, whether or not as a result of Executive's retirement, Executive may terminate his employment by giving thirty (30) days advance written notice to the Company. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. In the event that Executive voluntarily terminates his employment with the Company during the thirteenth calendar month beginning after the occurrence of a Change-in-Control, Executive shall also receive a total of twelve (12) months' Base Salary, Target Bonus, service and pension credits and health, dental and drug benefits as if Executive's employment had been involuntarily terminated by the Company pursuant to Section 6.4 above, except that Executive shall not be entitled to any tax "gross-up" benefits described in
Section 6.7. Executive benefits under the Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for that period.

                           Article 7.
                       General Provisions

     7.1 Governing Law. The validity, interpretation, construction and performance of this Agreement and the rights of the parties thereunder shall be interpreted and executed under Delaware law without reference to principles of conflicts of laws.

     7.2  Assignment; Successors; Binding Agreement.

          7.2.1 Executive may not assign, pledge or encumber his interest in this Agreement or any part thereof.

          7.2.2 The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law or by agreement in form and substance reasonably satisfactory to Executive, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

          7.2.3 This Agreement shall incur to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount is at such time payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legates or other designee or, if there be no such designee, to his estate.

     7.3 Attorney Fees. The Company will reimburse Executive or Executive's successor-in-interest for all reasonable attorney fees and costs associated with bringing any action under this Agreement to enforce their rights hereunder, regardless of the outcome of such proceeding, provided the court does not find the claim was brought in bad faith.

     7.4 Non-Publication. The parties mutually agree not to disclose publicly the terms of this Agreement except to the extent that disclosure is mandated by applicable law.

     7.5 No Waiver of Breach. The waiver by any party of the breach of any provision of this Agreement shall not be deemed to be a waiver of any subsequent breach. No delay in exercising any right hereunder shall be deemed to be a waiver of the party's rights hereunder.

     7.6 Notice. For the purposes of this Agreement, notices and all other communications provided for in this agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          To the Company:Consolidated Freightways Corporation
                         16400 SE CF Way
                         Vancouver, WA 98683
                         Attn: Chairman of Compensation Committee


     7.7 Modification; Waiver; Entire Agreement. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

     7.8 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     7.9 Executive Acknowledgement. Executive acknowledges (a) that he has consulted with or had had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (b) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

     7.10 Injunctive Relief. The parties agrees that the services to be rendered by Executive hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any such provisions by Executive, in addition to any other relief (including damages) available to the Company under this Agreement or under law. Both parties agree that the remedy specified in this section is not exclusive of any other remedy for the breach by Executive of the terms hereof.

     7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

     7.12 No Mitigation. The Executive shall not be required to mitigate the amount of payments hereunder by seeking other employment or otherwise, and any amount earned by Executive as a result of employment by other employer after the date of termination shall not reduce the payments hereunder.

     7.13 Indemnity. The Company and its Affiliates shall indemnify and hold Executive harmless against any loss, cost or expense arising out of or relating to the performance of his duties to the Company and its Affiliates, and shall maintain adequate liability insurance covering such Executive's acts and omissions occurring during the term of this agreement and for a period of six years thereafter.

     Executed by the parties as of the date and year first above written.

                              Consolidated Freightways Corporation


                              /s/Stephen D. Richards
                              Stephen D. Richards
                              Senior Vice President & General
                               Counsel
                              Consolidated Freightways Corporation

                              Executive:


                              /s/Patrick J. Brady
                              Patrick J. Brady
                              Senior Vice President, Sales &
                               Marketing
                              Consolidated Freightways Corporation





                      EMPLOYMENT AGREEMENT


      This Agreement, dated as of November 13, 2000, is made by and between Consolidated Freightways Corporation, and Consolidated Freightways Corporation of Delaware, Delaware corporations (hereinafter, together with any successor Corporation(s), the "Company"), and Thomas A. Paulsen (hereinafter "Executive").

                            Recitals

     Whereas, Executive is currently employed by the Company as its President and Chief Operating Officer;

     Whereas, the Company and Executive wish to set forth in this Agreement the terms and conditions under which Executive is to be continued to be employed by the Company on and after the date hereof; and

     Whereas, the Company wishes to be assured that Executive will be available to the Company for two (2) years after December
31, 2000.

     Now, Therefore, the Company and Executive, in consideration of the mutual promises set forth herein, agree as follows:


                           Article 1.
                        Term of Agreement

     1.1 Commencement Date. Executive's employment with the Company under this Agreement shall commence as of the date of this Agreement ("Commencement Date") and shall expire on December 31, 2002, unless further extended pursuant to Section 1.2 or terminated earlier pursuant to Article 6. Notwithstanding the foregoing, this Agreement shall automatically terminate upon Executive's attainment of age sixty-five (65).

     1.2 Renewal. The term of this Agreement shall be automatically renewed as of each January 1, beginning with January 1, 2002, for one (1) additional year unless either party delivers written notice to the other at least thirty (30) days prior to such December 31 of an intention to terminate this Agreement upon the then current termination date. In the event of a Change-in-Control, the term of this Agreement shall automatically be extended for one additional year.

                           Article 2.
                        Employment Duties

     2.1 Title/Responsibilities. Executive hereby accepts employment with the Company pursuant to the terms and conditions hereof. Executive agrees to serve the Company in his current position at the corporate headquarters. Executive shall report to the Chief Executive Officer of the Company, or the Chief Operating Officer of any company, or parent thereof, that may acquire the Company. Executive shall have the powers and duties commensurate with such position, including but not limited to, hiring personnel necessary to carry out the responsibilities for such position as set forth in the annual business plan approved by the Board of Directors of the Company.

     2.2 Full Time Attention. Executive shall devote his best efforts and his full business time and attention to the performance of the services customarily incident to such office and to such other services as the Board, the Chief Executive Officer of the company or an acquiring company or Chief Operating Officer of an acquiring company may reasonably request, provided that Executive may also serve on the Boards of Directors of one or more other companies with the prior consent of the Board and may serve on the governing bodies of such charitable organizations as Executive determines.

     2.3 Other Activities. Except upon the prior written consent of the Board of Directors or Chief Operating Officer of an acquiring parent company, Executive shall not during the period of employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an "Affiliate"), provided that Executive may own less than two percent (2%) of the outstanding securities of any such publicly traded competing corporation.

                           Article 3.
                        Salary And Bonus

     3.1 Base Salary. Executive shall receive a base salary at an annual rate of not less than his current salary payable weekly in equal installments in accordance with the Company's normal payroll practices ("Base Salary"). The Company's Board of Directors shall provide Executive with annual performance reviews, and, thereafter, Executive shall be entitled to such increase in Base Salary as the Board of Directors or a duly authorized Committee thereof may from time to time establish in its sole discretion, which, subject to performance, shall be commensurate with the increases for the other senior executives of the Company and its Affiliates. Any increase in salary shall automatically increase the Base Salary payable by the Company.

     3.2 Incentive Bonus. The Company shall provide Executive an annual bonus plan targeting cash payment of 55% of Base Salary annually with an opportunity to earn double that amount based upon achievement by the Company against performance objectives approved by the Board of Directors or Committee thereof annually ("Target Bonus"). The Board of Directors or Committee thereof shall, in its sole discretion, determine the extent to which such performance objectives have been obtained. Objectives under which a Target Bonus will be earned shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates and substantially consistent with past practice.

     3.3 Withholdings. All compensation and benefits payable to Executive hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

                           Article 4.
                 Benefits and Other Compensation

     4.1 Vacation. Executive shall be entitled to the greater of four (4) weeks of annual paid vacation or the amount of annual paid vacation which Executive is entitled as of the date hereof or may become entitled under the terms of the current vacation policy for employees of the Company and its Affiliates, whichever is greater.

     4.2 Benefits. During the term of this Agreement, the Company shall also provide Executive with the usual health insurance benefits it generally provides to its other senior officers of the Company and its Affiliates. The Company shall provide Executive with the right to participate in and to receive benefits from life, accident, disability, medical, retirement medical, pension, supplemental retirement, 401(k), car allowance, bonus, long-term incentive, stock awards, profit-sharing and savings plans, and similar benefits made available either generally to employees of the Company or specifically to other senior executive officers of the Company and its Affiliates as such plans and benefits may be adopted by the Company. The amount of such benefits shall be substantially consistent with benefits provided to other senior executive officers of the Company and its Affiliates and past practices (excluding the extraordinary restricted stock grant). Target long-term incentives shall be at least as much as those provided in 2000, with any increase establishing a new minimum target. Any objectives under such target long-term incentives shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates.

     4.3 Business Expense Reimbursement. During the term of this Agreement, Executive shall be entitled to receive reimbursement for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder. Executive agrees to furnish to the Company adequate records and other documentary evidence of such expenses for which Executive seeks reimbursement. Such expenses shall be reimbursed and accounted for under the policies and procedures established by the Company and the Audit Committee of the Board of Directors.

                           Article 5.
                     Additional Obligations

     5.1 Non-Disclosure of Proprietary Information - Non Competition. Executive shall execute upon request the Company's standard Non-Disclosure Agreement for officers of the Company and its Affiliates in a form acceptable to the Company's counsel. In any event, Executive shall maintain the confidentiality and not use confidential information of the Company during his term of employment and for two years following termination of his employment. While employed hereunder, Executive shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliates (provided that Executive may own less than two percent (2%) of the outstanding securities of any publicly traded corporation).

     5.2 No Solicitation of Employees. As a condition of receiving benefits under this Agreement, Executive may not directly solicit employees or full-time consultants of the Company to leave during his employment with the Company or for a period of two years from the termination of employment.

     5.3 Waiver of Claims. Executive shall also waive any known or unknown claim against the Company and its Affiliates, including, if applicable, any acquiring corporation, other than those arising under the Agreement. Executive shall sign an appropriate release if so requested upon termination of employment.

     5.4 Return of Property. All documents, records, apparatus, equipment and other physical property which if furnished to or obtained by Executive in the course of his employment with the Company shall be and remain the sole property of the Company. Executive agrees that, upon the termination of his employment, he shall return all such property (whether or not it pertains to the Company's proprietary information), and agrees not to make or retain copies, reproductions or summaries of any such property.

                           Article 6.
                           Termination

     6.1 By Death. The period of employment shall terminate automatically upon the death of Executive. In such event, the Company shall pay to Executive's beneficiaries or his estate, as the case may be, any accrued Base Salary, pro-rata Target Bonus based upon performance to date of death relative to target performance, any vested deferred compensation (other than pension plan, supplemental retirement, 401(k), or profit-sharing plan benefits which will be paid in accordance with the terms of the applicable plan), any benefits under any plans of the Company in which Executive is a participant to the full extent of Executive's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Executive in connection with his duties hereunder, all to the date of termination (collectively "Accrued Compensation"), and six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter, the Company's obligations hereunder shall terminate.

     6.2 By Disability. If Executive is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 60 days in the aggregate in any 365-day period, or if a determination is made by a qualified physician selected by the Company and acceptable to Executive or Executive's representative that continued employment with the Company by Executive would jeopardize Executive's physical or mental health, then, to the extent permitted by law, the Company may terminate the employment on the 60th day of such incapacity or following such a determination by a qualified physician. In such event, the Company shall pay to Executive all Accrued Compensation, and shall pay to Executive in a lump sum a total of six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus).
Thereafter the Company's obligations hereunder shall terminate. Nothing in this Agreement shall affect Executive's rights under any disability plan in which he is an eligible participant.

     6.3 By Company for Cause. The Company may terminate Executive's employment for Cause (as defined below) without liability at any time with or without advance notice to Executive. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by Executive which was performed in bad faith and to the material detriment of the Company; (b) intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of the Board; (c) willful and habitual neglect of his duties of employment; or (d) conviction of a felony crime involving fraud or an act of dishonesty against the Company, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to Executive describing the nature of such event and Executive shall thereafter have ten (10) business days to cure such event.

     6.4 At Will. At any time, the Company may terminate Executive's employment without liability other than as set forth below, for any reason not specified in Section 6.3 above, by giving thirty (30) days advance written notice to Executive. If the Company elects to terminate Executive pursuant to this
Section 6.4, the Company shall pay to Executive all Accrued Compensation and shall pay to Executive as provided herein Executive's Base Salary, Target Bonus and continue to pay the benefits described in Section 4.2 (except as otherwise explicitly provided in this Section 6.4 and excluding any stock awards or other compensation and benefits that are awarded to senior executives after termination of employment) over the period equal to the remaining term of this Agreement, and thereafter all obligations of the Company shall terminate. Notwithstanding the preceding sentence, Executive shall receive (i) his incentive bonus as described in Section 3.2 only for the proportion of the Company's fiscal year in which termination occurs based upon the Company's year-to-date of termination against selected objectives, (ii) his long-term incentive compensation, if any, only for the proportion of the applicable period based on the Company's performance to date of termination against selected objectives, (iii) additional age and service credits under the Company's defined benefit pension plan and supplemental retirement plan for the remainder of the then current term of this Agreement as if Executive had continued to perform services for such period, and (iv) acceleration of vesting in full for all stock awards, whether stock options, restricted stock, or otherwise, then held by Executive, subject to payment of the exercise price, attainment during the term of all other requirements not related to continued employment, and satisfaction any other requirements, related to exercise or termination of stock awards following termination, as applicable. All such severance compensation amounts shall be earned and become payable in full immediately upon termination of employment. If the Company terminates this Agreement or the employment of Executive with the Company other than pursuant to
Section 6.1, 6.2 or 6.3, then this Section 6.4 shall apply.

If such termination under this Section 6.4 shall occur within twenty four (24) months following the occurrence of a Change-in-Control, Executive shall be paid upon termination in a lump sum Base Salary, Target Bonus and automobile allowance for the remainder of the term of this Agreement, plus three years of pension service and age credit. Executive's benefits under the Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for an additional three years, had continued to receive the same amount of Base Salary for that period, and continued to receive Target Bonus. In addition, Executive shall be entitled to continued coverage without premiums under the Company's health, dental and drug plan (substantially consistent with the terms thereof in effect on the date hereof) for himself and a spouse or minor dependent under the same terms as executive officers of the Company and its Affiliates until such Executive and spouse are eligible for Medicare or ten years, whichever is shorter. If Executive or his spouse is or becomes covered under the health plan of another employer, and the Company's plan shall be secondary for as long as that coverage continues. Payment under this provision for Change-in-Control shall release the Company from payment of any other benefits specified above other than Accrued Compensation, acceleration of vesting of stock-based benefits, and any other vested rights at time of termination.

     6.5 Constructive Termination. In the event that the Company changes the terms and conditions of Executive's employment with the Company such that a "Constructive Termination" has occurred, and Executive ceases performance of services for the Company thereafter, such action shall be deemed to be a termination of employment of Executive without cause pursuant to Section 6.4. For purposes of this Agreement, "Constructive Termination" shall mean (i) reduction of Executive's Base Salary and/or Target Bonus, (ii) failure to provide a package of welfare benefit plans, pension benefit plans, and fringe benefits for Executive made available generally to employees of the Company and its Affiliates and to other senior executives of the Company and its Affiliates which, taken as a whole, provide substantially similar benefits to those in which the Executive is entitled to participate immediately prior to the Commencement Date of this Agreement or in effect prior to the occurrence of a Change-in-Control, whichever is greater, or any action by the Company which would adversely affect Executive's participation, (iii) material reduction of Executive's benefits under any of such plans, (iv) change in Executive's responsibilities, authority, title, office, or reporting relationship resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by Executive, and excluding the reporting to the Chief Operating Officer of an acquiring company, (v) in the case of a Change-in-Control only, a request that Executive relocate to a worksite that is more than 15 miles from his prior worksite, unless Executive accepts such relocation opportunity, (vi) material reduction in Executives duties, (vii) failure or refusal of a successor to the Company and any parent company to assume the Company's obligations under this Agreement, as provided in Section 7.2.2, or (viii) material breach by the Company or any successor to the Company or any parent company of any of the material provisions of this Agreement.

     6.6 Change-in-Control. For purposes of this Agreement, a "Change-in-Control" shall have occurred if at any time during the term of Executive's employment hereunder, any of the following events shall occur:

          (a) The Company is merged, or consolidated, or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;

          (b) The Company sells at least fifty percent (50%) of its assets in a twelve (12) month period to any other corporation or other legal person and thereafter, less than 50% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

          (c) There is a report filed after the date of this Agreement on Schedule 13D or Schedule 14 D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 25% or more of the combined voting power of the then-outstanding voting securities of the Company;

          (d) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to item 1 of Form 8-X thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that the change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election of the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such period (an "Incumbent Director"), and any director so approved shall be treated as an Incumbent Director in the future; or

          (f)  The liquidation or dissolution of the Company.

     6.7 Excise Tax Gross-Up. In the event it shall be determined that any payment by the Company and/or its Affiliates to or for the benefit of Executive, whether paid or payable under this Agreement or otherwise, but determined without regard to any additional payments required under this Section 6.7 (a
"Payment"), would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable federal, state, or local excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in such an amount that after the payment of all taxes (including without limitation, any interest and penalties on such taxes and the excise tax) on the Payment and on the Gross-Up Payment, Executive shall retain an amount equal to the Payment minus all applicable income and employment taxes on the Payment. The intent of the parties is that the Company shall be solely responsible for, and shall pay, any Excise Tax on the Payment and Gross-Up Payment and any income, employment and other taxes (including, without limitation, penalties and interest) imposed on any Gross-Up Payment, as well as any loss of tax deduction caused by the Gross-Up Payment or applicable provisions of the Code. All determinations required to be made under this Section 6.7, including without limitation, whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by a nationally recognized accounting firm that is the Company's outside auditor at the time of such determinations, which firm must be reasonably acceptable to Executive. All fees and expenses of such accounting firm shall be borne solely by the Company.

     6.8 Termination by Executive. At any time, whether or not as a result of Executive's retirement, Executive may terminate his employment by giving thirty (30) days advance written notice to the Company. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. In the event that Executive voluntarily terminates his employment with the Company during the thirteenth calendar month beginning after the occurrence of a Change-in-Control, Executive shall also receive a total of twelve (12) months' Base Salary, Target Bonus, service and pension credits and health, dental and drug benefits as if Executive's employment had been involuntarily terminated by the Company pursuant to Section 6.4 above, except that Executive shall not be entitled to any tax "gross-up" benefits described in
Section 6.7. Executive benefits under the Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for that period.

                           Article 7.
                       General Provisions

     7.1 Governing Law. The validity, interpretation, construction and performance of this Agreement and the rights of the parties thereunder shall be interpreted and executed under Delaware law without reference to principles of conflicts of laws.

     7.2  Assignment; Successors; Binding Agreement.

          7.2.1 Executive may not assign, pledge or encumber his interest in this Agreement or any part thereof.

          7.2.2 The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law or by agreement in form and substance reasonably satisfactory to Executive, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

          7.2.3 This Agreement shall incur to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount is at such time payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legates or other designee or, if there be no such designee, to his estate.

     7.3 Attorney Fees. The Company will reimburse Executive or Executive's successor-in-interest for all reasonable attorney fees and costs associated with bringing any action under this Agreement to enforce their rights hereunder, regardless of the outcome of such proceeding, provided the court does not find the claim was brought in bad faith.

     7.4 Non-Publication. The parties mutually agree not to disclose publicly the terms of this Agreement except to the extent that disclosure is mandated by applicable law.

     7.5 No Waiver of Breach. The waiver by any party of the breach of any provision of this Agreement shall not be deemed to be a waiver of any subsequent breach. No delay in exercising any right hereunder shall be deemed to be a waiver of the party's rights hereunder.

     7.6 Notice. For the purposes of this Agreement, notices and all other communications provided for in this agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          To the Company:Consolidated Freightways Corporation
                         16400 SE CF Way
                         Vancouver, WA 98683
                         Attn: Chairman of Compensation Committee


     7.7 Modification; Waiver; Entire Agreement. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

     7.8 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     7.9 Executive Acknowledgement. Executive acknowledges (a) that he has consulted with or had had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (b) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

     7.10 Injunctive Relief. The parties agrees that the services to be rendered by Executive hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any such provisions by Executive, in addition to any other relief (including damages) available to the Company under this Agreement or under law. Both parties agree that the remedy specified in this section is not exclusive of any other remedy for the breach by Executive of the terms hereof.

     7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

     7.12 No Mitigation. The Executive shall not be required to mitigate the amount of payments hereunder by seeking other employment or otherwise, and any amount earned by Executive as a result of employment by other employer after the date of termination shall not reduce the payments hereunder.

     7.13 Indemnity. The Company and its Affiliates shall indemnify and hold Executive harmless against any loss, cost or expense arising out of or relating to the performance of his duties to the Company and its Affiliates, and shall maintain adequate liability insurance covering such Executive's acts and omissions occurring during the term of this agreement and for a period of six years thereafter.

     Executed by the parties as of the date and year first above written.

                              Consolidated Freightways Corporation


                              /s/Stephen D. Richards
                              Stephen D. Richards
                              Senior Vice President & General
                               Counsel
                              Consolidated Freightways Corporation

                              Executive:


                              /s/Thomas A. Paulsen
                              Thomas A. Paulsen
                              President and Chief Operating
                                Officer
                              Consolidated Freightways Corporation




                      EMPLOYMENT AGREEMENT


      This Agreement, dated as of January 1, 2001, is made by and between Consolidated Freightways Corporation, a Delaware corporations (hereinafter, together with any successor Corporation(s), the "Company"), and Samuel A. Woodward (hereinafter "Executive").

                            Recitals

     Whereas, Executive is being employed by the Company as its Senior Vice President, Operations and Planning;

     Whereas, the Company and Executive wish to set forth in this Agreement the terms and conditions under which Executive is to be employed by the Company on and after the date hereof; and

     Whereas, the Company wishes to be assured that Executive will be available to the Company for at least one (1) year after the date hereof.

     Now, Therefore, the Company and Executive, in consideration of the mutual promises set forth herein, agree as follows:


                           Article 1.
                        Term of Agreement

     1.1  Commencement Date.  Executive's employment with the
Company under this Agreement shall commence as of the date of this Agreement ("Commencement Date") and shall expire on December
31, 2001, unless terminated earlier pursuant to Article 6.


                           Article 2.
                        Employment Duties

     2.1 Title/Responsibilities. Executive hereby accepts employment with the Company pursuant to the terms and conditions hereof. Executive agrees to serve the Company as Senior Vice President, Operations and Planning at the corporate headquarters in Vancouver, Washington. Executive shall report to the Chief Executive Officer of the Company. Executive shall have the powers and duties commensurate with such position.

     2.2 Time Commitment. Executive shall devote his best efforts and a substantial portion of his business time and attention to the performance of the services customarily incident to such office and to such other services as the Chief Executive Officer of the Company or of an acquiring company may reasonably request. Provided however, Executive may also serve on the Boards of Directors of one or more other companies, may serve on the governing bodies of such charitable organizations as Executive determines, and may continue his services as the Chief Executive Officer and a director of My FreightWorld.com, LLC.

     2.3 Other Activities. Except upon the prior written consent of the Board of Directors or the Chief Executive Officer of the Company, Executive shall not during the period of employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an "Affiliate"), provided that Executive may own less than two percent (2%) of the outstanding securities of any such publicly traded competing corporation. The parties acknowledge that My FreightWorld.com, LLC is not currently in competition with the Company, and that Executive's continued service with such company is expected to be beneficial to the Company.

                           Article 3.
                        Salary And Bonus

     3.1 Base Salary. Executive shall receive a base salary at an annual rate of not less than $120,000 payable weekly in equal installments in accordance with the Company's normal payroll practices ("Base Salary"). The Company's Board of Directors shall provide Executive with annual performance reviews, and, thereafter, Executive shall be entitled to such increase in Base Salary as the Board of Directors or a duly authorized Committee thereof may from time to time establish in its sole discretion. Any increase in salary shall automatically increase the Base Salary payable by the Company.

     3.2 Stock Options. In consideration of Executives agreement to become a Senior Vice President of the Company and to serve in that capacity for not less than one year, the Company, subject to approval of the Compensation Committee of the Board of Directors of the Company at its next meeting to be held on February 6, 2001, shall grant Executive non-qualified options to purchase 30,000 shares of the Common Stock of the Company
("Stock Options"). The option price per share shall be the higher of $4.71875 or the fair market value of the Company's Common Stock on the date of grant. The other terms of the option shall be so set forth in the Stock Option Notice and Stock Option Agreement attached as Exhibit A hereto.

     3.3 Incentive Bonus. The Company shall provide Executive an annual bonus plan targeting cash payment of 50% of Base Salary annually ("Target Bonus"). The Compensation Committee of the Board of Directors shall, at its sole discretion, determine the extent to which cash performance objectives have been attained. Objectives under which a Target Bonus will be earned shall be achievable in a manner substantially consistent with other senior executive officers. The 2001 Incentive Bonus Plan is attached as Exhibit B. Executive would participate in the "CFC Executives" Plan which is based on pre-tax, pre-bonus operating profits of the Company and its subsidiaries.

     3.4 Withholdings. All compensation and benefits payable to Executive hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

                           Article 4.
                 Benefits and Other Compensation

     4.1  Benefits.  In consideration of the Base Salary, Target
Bonus and Stock Options, Executive hereby waives any claim to benefits to the full extent permitted by law, including fringe benefits, vacation, pension, 401(k) match, health plan, disability plan and life insurance.

     4.2 Business Expense Reimbursement. During the term of this Agreement, Executive shall be entitled to receive reimbursement for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder. Executive agrees to furnish to the Company adequate records and other documentary evidence of such expenses for which Executive seeks reimbursement. Such expenses shall be reimbursed and accounted for under the policies and procedures established by the Company from time to time.

                           Article 5.
                     Additional Obligations

     5.1 Non-Disclosure of Proprietary Information - Non Competition. Executive shall continue to be bound by the Non Disclosure Agreement, dated December 13, 2000, executed by the Company and Executive. In any event, Executive shall maintain the confidentiality and not use confidential information of the Company during his term of employment and for two years following termination of his employment. While employed hereunder, Executive shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliates (provided that Executive may own less than two percent (2%) of the outstanding securities of any publicly traded corporation).

     5.2 No Solicitation of Employees. As a condition of receiving benefits under this Agreement, Executive may not directly solicit employees or full-time consultants of the Company to leave during his employment with the Company or for a period of two years from the termination of employment, without the prior written consent of the Chief Executive Officer of the Company.

     5.3 Waiver of Claims. Executive shall also waive any known or unknown claim against the Company and its Affiliates, including, if applicable, any acquiring corporation, other than those arising under the Agreement. Executive shall sign an appropriate release if so requested upon termination of employment.

     5.4 Return of Property. All documents, records, apparatus, equipment and other physical property which if furnished to or obtained by Executive in the course of his employment with the Company shall be and remain the sole property of the Company. Executive agrees that, upon the termination of his employment, he shall return all such property (whether or not it pertains to the Company's proprietary information), and agrees not to make or retain copies, reproductions or summaries of any such property.





                           Article 6.
                           Termination

     6.1 By Death. The period of employment shall terminate automatically upon the death of Executive. In such event, the Company shall pay to Executive's beneficiaries or his estate, as the case may be, any accrued Base Salary and pro rata Target Bonus to the extent earned based on performance to the date of death. Thereafter, the Company's obligations hereunder, except as specifically provided in the Stock Option Notice and Stock Option Agreement, shall terminate.

     6.2 By Disability. If Executive is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 60 days in the aggregate in any 365-day period, or if a determination is made by a qualified physician selected by the Company and acceptable to Executive or Executive's representative that continued employment with the Company by Executive would jeopardize Executive's physical or mental health, then, to the extent permitted by law, the Company may terminate the employment on the 60th day of such incapacity or following such a determination by a qualified physician. In such event, the Company shall pay to Executive all accrued Salary and Target Bonus to the extent earned based on your performance to the date of disability. Thereafter the Company's obligations hereunder shall terminate, except as specifically provided in the Stock Option Notice and Stock Option Agreement. Executive shall have no rights under any Company disability plan in which he is an eligible participant.

     6.3 By Company for Cause. The Company may terminate Executive's employment for Cause without liability at any time with or without advance notice to Executive. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by Executive which was performed in bad faith and to the material detriment of the Company; (b) intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of the Board; (c) willful and habitual neglect of his duties of employment; or (d) conviction of a felony crime involving fraud or an act of dishonesty against the Company, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to Executive describing the nature of such event and Executive shall thereafter have ten
(10) business days to cure such event.

     6.4 At Will. At any time, the Company may terminate Executive's employment without liability other than as set forth below, for any reason not specified in Section 6.3 above, by giving thirty (30) days advance written notice to Executive. If the Company elects to terminate Executive pursuant to this
Section 6.4, the Company shall pay to Executive all accrued Salary and Target Bonus to the extent earned based on your performance to the date of disability and shall pay to Executive as provided herein Executive's Base Salary over the period equal to the remaining term of this Agreement, and thereafter all obligations of the Company shall terminate, except as specifically provided in the Stock Option Notice and Agreement. Provided, however, the stock options shall vest in full and be fully exercisable as specified in the Stock Option Agreement.


     6.5 Constructive Termination. In the event that the Company changes the terms and conditions of Executive's employment with the Company such that a "Constructive Termination" has occurred, and Executive ceases performance of services for the Company thereafter, such action shall be deemed to be a termination of employment of Executive without cause pursuant to Section 6.4. For purposes of this Agreement, "Constructive Termination" shall mean (i) reduction of Executive's Base Salary and/or Target Bonus, (ii) material reduction of Executive's benefits under any of such plans, (iii) change in Executive's responsibilities, authority, title, office, or reporting relationship resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by Executive, and excluding the reporting to the senior sales and marketing executive of an acquiring company, to a worksite that is more than 15 miles from his prior worksite, unless Executive accepts such relocation opportunity, (vi) material reduction in Executives duties, (iv) failure or refusal of a successor to the Company and any parent company to assume the Company's obligations under this Agreement, as provided in Section 7.2.2, or (v) material breach by the Company or any successor to the Company or any parent company of any of the material provisions of this Agreement.


                           Article 7.
                       General Provisions

     7.1 Governing Law. The validity, interpretation, construction and performance of this Agreement and the rights of the parties thereunder shall be interpreted and executed under Delaware law without reference to principles of conflicts of laws.

     7.2  Assignment; Successors; Binding Agreement.

          7.2.1 Executive may not assign, pledge or encumber his interest in this Agreement or any part thereof.

          7.2.2 The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law or by agreement in form and substance reasonably satisfactory to Executive, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

          7.2.3 This Agreement shall incur to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount is at such time payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legates or other designee or, if there be no such designee, to his estate.

     7.3 Attorney Fees. The Company will reimburse Executive or Executive's successor-in-interest for all reasonable attorney fees and costs associated with bringing any action under this Agreement to enforce their rights hereunder, regardless of the outcome of such proceeding, provided the court does not find the claim was brought in bad faith.

     7.4 Non-Publication. The parties mutually agree not to disclose publicly the terms of this Agreement except to the extent that disclosure is mandated by applicable law.

     7.5 No Waiver of Breach. The waiver by any party of the breach of any provision of this Agreement shall not be deemed to be a waiver of any subsequent breach. No delay in exercising any right hereunder shall be deemed to be a waiver of the party's rights hereunder.

     7.6 Notice. For the purposes of this Agreement, notices and all other communications provided for in this agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          To the Company:Consolidated Freightways Corporation
                         16400 SE CF Way
                         Vancouver, WA 98683
                         Attn: Chairman of Compensation Committee


     7.7 Modification; Waiver; Entire Agreement. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

     7.8 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     7.9 Executive Acknowledgement. Executive acknowledges (a) that he has consulted with or had had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (b) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

     7.10 Injunctive Relief. The parties agrees that the services to be rendered by Executive hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any such provisions by Executive, in addition to any other relief (including damages) available to the Company under this Agreement or under law. Both parties agree that the remedy specified in this section is not exclusive of any other remedy for the breach by Executive of the terms hereof.

     7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

     7.12 No Mitigation. The Executive shall not be required to mitigate the amount of payments hereunder by seeking other employment or otherwise, and any amount earned by Executive as a result of employment by other employer after the date of termination shall not reduce the payments hereunder.

     7.13 Indemnity. The Company and its Affiliates shall indemnify and hold Executive harmless against any loss, cost or expense arising out of or relating to the performance of his duties to the Company and its Affiliates, and shall maintain adequate liability insurance covering such Executive's acts and omissions occurring during the term of this agreement and for a period of six years thereafter.

     Executed by the parties as of the date and year first above written.

                              Consolidated Freightways Corporation


                              /s/Stephen D. Richards
                              Stephen D. Richards
                              Senior Vice President & General
                                Counsel
                              Consolidated Freightways Corporation

                              Executive:

                              /s/Samuel A. Woodward
                              Samuel A. Woodward